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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           August 10, 2004
                                                 -------------------------------

                       North Country Financial Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Michigan                      0-20167                  38-2062816
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

      130 South Cedar Street, Manistique, Michigan                49854
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code        (800) 200-7032
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         North Country Financial Corporation ("North Country") has entered into a Stock Purchase Agreement dated August 10, 2004 with NCFC Recapitalization, LLC ("NCFC Recapitalization"). The Stock Purchase Agreement provides for North Country to issue additional common shares in a private placement to raise $30 million in gross proceeds, which will, upon consummation of all the transactions contemplated by the Stock Purchase Agreement, result in a change in control of North Country. North Country had 7,019,152 common shares outstanding on August 10, 2004. The Stock Purchase Agreement provides a formula under which at least 39,775,195 additional North Country common shares will be issued in the private placement offering. The completion of the private placement offering is subject to numerous conditions under the Stock Purchase Agreement, including, among others, the following: (A) shareholder approval of (i) the issuance of the additional common shares, (ii) an increase in common shares authorized for issuance from 18,000,000 to 85,000,000, (iii) a new name for North Country, (iv) an increase in the number of common shares available for stock option grants, and (v) a reconstituted board with no more than three current directors continuing to serve; (B) NCFC Recapitalization's continuing review of North Country; and (C) receipt of subscriptions for $30 million of North Country common shares.

         North Country issued a press release on August 11, 2004, announcing its planned private placement and execution of the Stock Purchase Agreement.

         Prior to execution of the Stock Purchase Agreement, North Country executed the Amendment to Rights Agreement filed herewith.

         The common shares will be offered pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

         North Country will be filing a proxy statement with the Securities and Exchange Commission ("SEC") in connection with its solicitation of the shareholder approvals described above. WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition documents filed with the SEC by North Country will be available free of charge from its Corporate Secretary at 130 South Cedar Street, Manistique, Michigan 49854, telephone (800) 200-7032.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



            Exhibit      Description

            10.1        Amendment to Rights Agreement by and between North
                        Country and Registrar and Transfer Company, dated August
                        9, 2004


            10.2 Stock Purchase Agreement by and between North Country and NCFC Recapitalization, LLC, dated August 10, 2004

            99          Press Release dated August 11, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Dated:  August 13, 2004                     North Country Financial Corporation


                                      By:   /s/ Ernie R. Krueger
                                            ---------------------------
                                            Ernie R. Krueger
                                            Vice President & Controller





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                                 EXHIBIT INDEX

EXHIBIT NO.      EXHIBIT DESCRIPTION

10.1 Amendment to Rights Agreement by and between North Country and Registrar and Transfer Company, dated August 9, 2004

10.2 Stock Purchase Agreement by and between North Country and NCFC Recapitalization, LLC, dated August 10, 2004

99               Press Release dated August 11, 2004